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Exhibit 99.185

BRAD R. GODSHALL, ESQ. (SBN 105438)
IAIN A.W. NASATIR, ESQ. (SBN 148977)
JONATHAN J. KIM, ESQ. (SBN 180761)
PACHULSKI, STANG, ZIEHL, YOUNG & JONES P.C.
10100 Santa Monica Boulevard
Suite 1100
Los Angeles, California 90067
Telephone:    (310) 277-6910
Facsimile:    (310) 201-0760
Attorneys for Debtors and Debtors in Possession

UNITED STATES BANKRUPTCY COURT

CENTRAL DISTRICT OF CALIFORNIA

SAN FERNANDO VALLEY DIVISION

In re	CASE NO. SV 00-14099 GM
SNTL CORPORATION, SN INSURANCE SERVICES, INC., SNTL HOLDINGS CORPORATION, SN INSURANCE ADMINISTRATORS, INC., INFONET MANAGEMENT SYSTEMS, INC., PACIFIC INSURANCE BROKERAGE, INC.,	(Jointly Administered with) SV 00-14100-GM SV 00-14101-GM SV 00-14102-GM SV 02-14239-GM SV 02-14236-GM
Debtors.

Chapter 11 cases
☒ Affects all Debtors
☐ Affects only SNTL
☐ Affects only SNIS	ORDER:
☐ Affects only SNIA	(1) APPROVING NON-MATERIAL
☐ Affects only SNTLHC	MODIFICATIONS TO PLAN OF SNTL
☐ Affects only InfoNet Management	CORPORATION AND AFFILIATE
Systems, Inc.	DEBTORS PURSUANT TO BANKRUPTCY
☐ Affects only Pacific Insurance	CODE § 1127;
Brokerage, Inc.

(2) WAIVING OR SHORTENING NOTICE TO PARTIES-IN-INTEREST RE: DISCLOSURE STATEMENT IN SUPPORT OF PLAN FOR INFONET MANAGEMENT SYSTEMS, INC. AND PACIFIC INSURANCE BROKERAGE, INC. PURSUANT TO BANKRUPTCY RULES 2002 AND 9006; AND

(3) APPROVING ADEQUACY OF (MODIFIED) DISCLOSURE STATEMENT AND RELATED NOTICING PROCEDURES, DEADLINES AND HEARING DATE(S) WITH RESPECT TO INFONET MANAGEMENT SYSTEMS, INC. AND PACIFIC INSURANCE BROKERAGE, INC. PURSUANT TO BANKRUPTCY CODE §§ 105(a) AND 1125
Hearing Date: May 10, 2002 Time: 10:00 a.m. Place: Courtroom 303

        Based upon the Emergency Motion (the "Motion") of SNTL Corporation, formerly Superior National Insurance Group, Inc., SNTL Holdings Corporation, formerly Business Insurance Group, Inc., SN Insurance Services, Inc., SN Insurance Administrators, Inc., InfoNet Management Systems, Inc. ("InfoNet"), and Pacific Insurance Brokerage, Inc. ("Pacific"), debtors and debtors in possession (collectively, the "Debtors"), for entry of an order: (1) approving certain modifications ("Plan Modifications") to the "First Amended Chapter 11 Joint Plan of Reorganization" (as modified, the "Plan") and corresponding modifications ("Disclosure Statement Modifications") to the disclosure statement in support of the Plan (as modified, the "Disclosure Statement"), (2) waiving or shortening the noticing requirements for approval of the Disclosure Statement with respect to the Debtors InfoNet and Pacific, and (3) approving the Disclosure Statement as containing adequate information with respect to the Debtors InfoNet and Pacific; and based upon the exhibits thereto, the Declaration of J. Chris Seaman in support thereof, the arguments of counsel at the hearing thereon, any and all additional evidence that may have properly come before this Court, and the record of these cases; and due and sufficient notice of the Motion and the hearing thereon having been provided under the circumstances; and it appearing that no other or further notice of the Motion or the Disclosure Statement need be given; and it appearing that the relief requested by the Motion is in the best interests of the Debtors, estates and creditors; and it appearing that the Court has jurisdiction over this matter pursuant to 28 U.S.C. § 1334 and that this is a core proceeding pursuant to 28 U.S.C. § 157(b)(2); and good cause appearing therefor, it is hereby

  ORDERED, ADJUDICATED AND DECREED AS FOLLOWS:

        1.    The Motion is hereby approved in its entirety.

        2.    All capitalized terms not defined herein shall have the meaning ascribed to them in the Motion.

        3.    The Plan Modifications are hereby approved as nonmaterial modifications to the Plan pursuant to Bankruptcy Code section 1127 and Bankruptcy Rule 3019, and the Debtors shall not be required to provide any additional disclosure under Bankruptcy Code section 1125 or resolicitation of acceptances or rejections of the Plan under Bankruptcy Code section 1126.

        4.    The Plan Modifications are deemed to be (have been) accepted by all interested parties who have timely voted or will timely vote to accept the Plan.

        5.    The 25 days' noticing requirement under Bankruptcy Rule 2002 in respect to the hearing on adequacy of the Disclosure Statement as it applies to the Debtors InfoNet and Pacific is hereby waived pursuant to Bankruptcy Rule 9006(c)(1), and no other or further notice thereof is required under the circumstances.

        6.    The Disclosure Statement, as modified to make the Plan applicable to the Debtors InfoNet and Pacific, is hereby approved in respect to InfoNet and Pacific as containing "adequate information" for purposes of Bankruptcy Code section 1125. The Debtors InfoNet and Pacific are authorized to solicit the votes of their creditors, if any, on the Plan by service of the InfoNet/Pacific Solicitation Packages (defined in paragraph 7.d below).

        7.    The noticing procedures and applicable date(s) proposed by the Debtors in the Motion are hereby approved as follows:

          a.    A hearing on confirmation of the Plan in respect to all the Debtors, including InfoNet and Pacific (the "Confirmation Hearing"), shall proceed on June 18, 2002, at 10:00 a.m. before this Court.

          b.    The proposed Notice, substantially in the form attached hereto as Exhibit A ("InfoNet/Pacific Confirmation Hearing Notice"), is approved in that it sufficiently provides parties-in-interest in the chapter 11 cases of InfoNet and Pacific notice of the proposed Plan and Confirmation Hearing.

          c.    The Debtors shall cause to be published within seven (7) days of the date of this Order in the national edition of The New York Times or The Wall Street Journal or other comparable publication the InfoNet/Pacific Confirmation Hearing Notice.

          d.    Within two (2) business days of receipt by Debtors of a proof of claim timely and properly filed by a party-in-interest against the Debtors InfoNet and/or Pacific ("InfoNet/Pacific Party-in-Interest"), the Debtors shall serve on said party a copy of the Plan, Disclosure Statement, this Order, and a ballot (if applicable) ("InfoNet/Pacific Solicitation Package") via overnight mail, courier, facsimile, or e-mail transmission. The InfoNet/Pacific Party-in-Interest shall have until June 14, 2002, at 4:00 p.m. Pacific time ("InfoNet/Pacific Voting Deadline"), to submit a ballot to accept or reject the Plan and/or file any objection to Plan confirmation. Any such ballot must be properly executed, completed and delivered to the balloting agent by the InfoNet/Pacific Voting Deadline in accordance with the instructions thereon, or otherwise, such ballot shall not be counted by the balloting agent.

          e.    Any and all objections by an InfoNet/Pacific Party-in-Interest must be filed with the Court and served so as to be received by no later than the InfoNet/Pacific Voting Deadline on the following parties: (i) Counsel to Debtors: Pachulski, Stang, Ziehl, Young & Jones P.C., 10100 Santa Monica Blvd., Suite 1100, Los Angeles, CA 90067, Attn: Brad R. Godshall; (ii) Counsel to Creditors' Committee: Latham & Watkins, 633 West Fifth Street, Suite 4000, Los Angeles, CA 90071, Attn: Michael Lurey; (iii) Counsel to the Bank Group: White & Case, 1155 Avenue of the Americas, New York, NY 10036, Attn: Andrew DeNatale; and (iv) Office of the United States Trustee, 21051 Warner Center Lane, Suite 115, Woodland Hills, CA 91367, Attn: MaryAnne Wilsbacher. Objections not timely filed and served in accordance with the foregoing provisions shall be overruled.

        8.    Except as expressly provided herein to the contrary, nothing in this Order is intended to affect nor shall affect the Court's "Order (A) Approving Disclosure Statement; (B) Establishing a Voting Record Date; (C) Establishing Procedures With Respect to Confirmation of the Plan; (D) Approving Solicitation Procedures; and (E) Approving Voting Procedures", entered on April 24, 2002.

        9.    This Order shall become effective immediately upon its entry.

        10.  This Court shall retain jurisdiction to hear and determine any and all matters arising from implementation of this Order.

Dated: May 10, 2002	/s/ GERALDINE MUND The Honorable Geraldine Mund United States Bankruptcy Judge
Submitted by, PACHULSKI, STANG, ZIEHL, YOUNG & JONES P.C.
By:	/s/ BRAD R. GODSHALL
Brad R. Godshall Attorneys for Debtors and Debtors in Possession

EXHIBIT A

UNITED STATES BANKRUPTCY COURT

CENTRAL DISTRICT OF CALIFORNIA

SAN FERNANDO VALLEY DIVISION

In re	CASE NO. SV 00-14099 GM
SNTL CORPORATION, SN INSURANCE	(Jointly Administered with
SERVICES, INC., SNTL HOLDINGS	SV 00-14100-GM
CORPORATION, SN INSURANCE	SV 00-14101-GM
ADMINISTRATORS, INC., INFONET	SV 00-14102-GM
MANAGEMENT SYSTEMS, INC.,	SV 02-14239-GM
PACIFIC INSURANCE BROKERAGE, INC.,	SV 02-14236-GM)
Chapter 11 cases
Debtors.

NOTICE OF HEARING ON CONFIRMATION OF DEBTORS'
FIRST AMENDED CHAPTER 11 JOINT PLAN OF REORGANIZATION
AND RELATED PROCEDURES AND DEADLINES

        The above-referenced debtors and debtors in possession ("Debtors") have filed their First Amended Chapter 11 Joint Plan of Reorganization (as may be modified, the "Plan"). The Court has approved the Debtors' Disclosure Statement in support of the Plan (as modified, the "Disclosure Statement"), as containing adequate information to enable creditors and equity security holders to make an informed judgment in determining whether to vote to accept or reject the Plan.

        The Court has authorized transmittal of the Disclosure Statement, the Plan and other information in the manner directed by the Court. Copies of the Plan and Disclosure Statement are available for inspection during normal business hours in the Clerk's Office, United States Bankruptcy Court for the Central District of California, San Fernando Valley Division, 21041 Burbank Blvd., Woodland Hills, CA 91367 ("Bankruptcy Court"), or available upon request from the Balloting Agent (listed below). April 1, 2002 is the record date for solicitation and Plan voting purposes.

        Claimants who are entitled, and desire, to vote on the Plan must return ballots to accept or reject the Plan so that they are actually received by the Balloting Agent by no later than June 7, 2002, at 5:00 p.m. Pacific Time ("General Voting Deadline"); provided, however, creditors of only the Debtors InfoNet Management Systems, Inc. and/or Pacific Insurance Brokerage, Inc. must file with the Court and serve on Debtors' counsel in accordance with separate Court order a proof of claim and return their ballots by June 14, 2002 at 4:00 p.m. Pacific Time ("InfoNet/Pacific Voting Deadline"). Any ballots received after the Voting Deadline or InfoNet/Pacific Voting Deadline, as applicable, will not be counted. Claimants must return their ballots to the "Balloting Agent" at the following address and in accordance with the instructions that accompany such ballots: Pachulski, Stang, Ziehl, Young & Jones P.C., Attn: SNTL Balloting (Carla Clark), 10100 Santa Monica Blvd., Suite 1100, Los Angeles, CA 90067.

        The Court will hold a hearing to consider confirmation of the Plan under section 1129 of the Bankruptcy Code ("Confirmation Hearing") on June 18, 2002 at 10:00 a.m. at the Bankruptcy Court, the Honorable Geraldine Mund presiding, Courtroom "303". The Confirmation Hearing may be continued by announcement in open court without further notice to parties in interest.

        In order to be considered by the Court, objections, if any, to the Plan must be filed so as to be actually received by the Clerk of the Bankruptcy Court by no later than June 7, 2002 at 4:00 p.m. Pacific time (the "General Objection Deadline"), and served on the following, so that they are actually received by no later than the General Objection Deadline: (i) Counsel for Debtors: Pachulski, Stang, Ziehl, Young & Jones P.C., Attn: Brad R. Godshall, 10100 Santa Monica Blvd., Suite 1100, Los Angeles, CA 90067; (ii) Counsel to the Creditors' Committee: Latham & Watkins, Attn: Michael Lurey, 633 West Fifth Street, Suite 4000, Los Angeles, CA 90071; (iii) Counsel to the Bank Group: White & Case, Attn: Andrew DeNatale, 1155 Avenue of the Americas, New York, NY 10036; (iv) Office of the United States Trustee, Attn: MaryAnne Wilsbacher, 21051 Warner Center Lane, Suite 115, Woodland Hills, CA 91367; provided, however, creditors of only the Debtors InfoNet Management Systems, Inc. and/or Pacific Insurance Brokerage, Inc. must file and serve their Plan objections, if any, in accordance with the foregoing provisions by no later than June 14, 2002 at 4:00 p.m. Pacific Time ("InfoNet/Pacific Objection Deadline"). The failure to timely and properly file and serve an objection by the General Objection Deadline or InfoNet/Pacific Objection Deadline, as applicable, shall be deemed by the Court to be a consent to confirmation of the Plan.

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Exhibit 99.185
UNITED STATES BANKRUPTCY COURT CENTRAL DISTRICT OF CALIFORNIA SAN FERNANDO VALLEY DIVISION
EXHIBIT A
UNITED STATES BANKRUPTCY COURT CENTRAL DISTRICT OF CALIFORNIA SAN FERNANDO VALLEY DIVISION
NOTICE OF HEARING ON CONFIRMATION OF DEBTORS' FIRST AMENDED CHAPTER 11 JOINT PLAN OF REORGANIZATION AND RELATED PROCEDURES AND DEADLINES